SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No.  )
                                                                       ----
                          Filed by the Registrant                     / X /
                                                                      ----
                                                                       ----
                Filed by a Party other than the Registrant            /   /
                                                                      ----
CHECK THE APPROPRIATE BOX:
 ----
/ X /    Preliminary Proxy Statement
----
 ----
/   /    Preliminary Additional Materials
----
 ----
/   /    Definitive Proxy Statement
----
 ----
/   /    Definitive Additional Materials
----
 ----
/   /    Soliciting Material Pursuant to Sec. 240.14a-11(e) or
----     Sec. 240.14a-12

                         PUTNAM EQUITY INCOME FUND
             (Name of Registrant as Specified In Its Charter)
                (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
 ----
/ x /    $125 per Exchange Act Rules 0-11(c)(1)(ii),
----           14a-6(i)(1), or 14a-6(i)(2).
 ----
/   /    $500 per each party to the controversy pursuant
----          to Exchange Act Rule 14a-6(i)(3).
 ----
/   /    Fee computed on table below per Exchange Act Rules
----          14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which
              transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
              0-11:

         (4)  Proposed maximum aggregate value of transaction:

 ----
/   /    Check box if any part of the fee is offset as provided
----          by Exchange Act Rule 0-11(a)(2) and identify the filing
         for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

                       (4)  Date Filed:

IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM EQUITY INCOME FUND

THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR FUND. IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, WE'LL VOTE IT IN ACCORDANCE WITH THE TRUSTEES' RECOMMENDATIONS ON PAGE 3.

WHILE INVESTORS SOMETIMES FIND A PROXY STATEMENT INTIMIDATING, WE ARE, IN FACT, ASKING FOR YOUR VOTE ON JUST A FEW MATTERS. SO WE URGE YOU TO SPEND A COUPLE OF MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. WHEN SHAREHOLDERS DON'T RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH CAN COST YOUR FUND MONEY.

WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR
COMMENTS.  PLEASE TAKE A FEW MOMENTS WITH THESE MATERIALS AND
RETURN YOUR PROXY TO US.

                        (PUTNAM LOGO APPEARS HERE)
                          BOSTON * LONDON * TOKYO

TABLE OF CONTENTS

A Message from the Chairman. . . . . . . . . . . . . . . . . . . . . . . .1

Notice of Shareholder Meeting. . . . . . . . . . . . . . . . . . . . . . .2

Trustees' Recommendations. . . . . . . . . . . . . . . . . . . . . . . . .3


PROXY CARD ENCLOSED























If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

A MESSAGE FROM THE CHAIRMAN

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on these matters:

1.  ELECTING TRUSTEES TO OVERSEE YOUR FUND;

2.  RATIFYING THE SELECTION BY THE TRUSTEES OF THE INDEPENDENT
    AUDITORS OF YOUR FUND FOR ITS CURRENT FISCAL YEAR; AND

3.  APPROVING A NEW MANAGEMENT CONTRACT BETWEEN YOUR FUND AND
    PUTNAM INVESTMENT MANAGEMENT, INC., INCLUDING AN INCREASE IN
    THE MANAGEMENT FEE PAYABLE BY YOUR FUND.

A word about the management fee increase. A fee increase is proposed only after a great deal of thought and analysis on the part of the Trustees. For several years the Trustees have been carefully studying the management fees, investment performance, and expense ratios of each of the Putnam funds and also major competing funds. This comprehensive review resulted in recommendations for fee increases for some funds and decreases for others. The new management fee for Putnam Equity Income Fund will result in an increase of $0.04 in annual expenses for each $100 invested, or 4/100th of 1%. Your Trustees believe that this increase, the first since 1982, will provide Putnam Investment Management, Inc. with a fee that is fair and reasonable when compared with the fees paid to other high-quality fund managers. We encourage you to support the Trustees' recommendations.

Although we would like very much to have each shareholder attend their fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't.
When shareholders don't return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, call 1-800-225-1581.

                             Sincerely yours,

                             (signature of George Putnam)
                             George Putnam, Chairman

PUTNAM EQUITY INCOME FUND
NOTICE OF A MEETING OF SHAREHOLDERS


THIS IS THE FORMAL AGENDA FOR YOUR FUND'S SHAREHOLDER MEETING.
IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE
OF THE MEETING, IF YOU CAN ATTEND IN PERSON.

To the Shareholders of Putnam Equity Income Fund:

A Meeting of Shareholders of your fund will be held on July 11, 1996 at 2:00 p.m., Boston time, on the eighth floor of One Post
Office Square, Boston, Massachusetts, to consider the following:

1.   ELECTING TRUSTEES. SEE PAGE  .

2.   RATIFYING THE SELECTION BY THE TRUSTEES OF THE INDEPENDENT
     AUDITORS OF YOUR FUND FOR ITS CURRENT FISCAL YEAR.  SEE
     PAGE  .

3.   APPROVING A NEW MANAGEMENT CONTRACT BETWEEN YOUR FUND AND
     PUTNAM INVESTMENT MANAGEMENT, INC., INCLUDING AN INCREASE IN
     THE MANAGEMENT FEE PAYABLE BY THE FUND.  SEE PAGE  .

4.   TRANSACTING OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
     MEETING.


By the Trustees

George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                   Donald S. Perkins
Hans H. Estin                       George Putnam, III
John A. Hill                        Eli Shapiro
Elizabeth T. Kennan                 A.J.C. Smith
Lawrence J. Lasser                  W. Nicholas Thorndike
Robert E. Patterson

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

April 12, 1996

PROXY STATEMENT

THIS DOCUMENT WILL GIVE YOU THE INFORMATION YOU NEED TO VOTE ON THE MATTERS LISTED ON THE PREVIOUS PAGE. MUCH OF THE INFORMATION IN THE PROXY STATEMENT IS REQUIRED UNDER RULES OF THE SECURITIES AND EXCHANGE COMMISSION (SEC); SOME OF IT IS TECHNICAL. IF THERE IS ANYTHING YOU DON'T UNDERSTAND, PLEASE CONTACT US AT OUR SPECIAL TOLL-FREE NUMBER, 1-800-225-1581, OR CALL YOUR FINANCIAL ADVISER.

WHO IS ASKING FOR MY VOTE?

THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF PUTNAM EQUITY
INCOME FUND for use at the Meeting of Shareholders of the fund to be held on July 11, 1996, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous page).

HOW DO YOUR FUND'S TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE ON
THESE PROPOSALS?

The Trustees recommend that you vote

1.   FOR THE ELECTION OF ALL NOMINEES;

2.   FOR SELECTING COOPERS & LYBRAND L.L.P. AS THE INDEPENDENT
     AUDITORS OF YOUR FUND; AND

3.   FOR APPROVAL OF THE NEW MANAGEMENT CONTRACT INCREASING THE
     FEES PAYABLE TO PUTNAM INVESTMENT MANAGEMENT, INC.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on April 12, 1996, are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Meeting, the proxy, and the Proxy Statement have been mailed to shareholders of record on or about April 17, 1996.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

THE PROPOSALS

I.   ELECTION OF TRUSTEES

WHO ARE THE NOMINEES FOR TRUSTEES?

The Nominating Committee of the Trustees recommends that the number of Trustees be fixed at thirteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

The Nominating Committee of the Trustees consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").

PLEASE NOTE AGES OF TRUSTEES ARE AS OF 4/12 THE RECORD DATE

JAMESON ADKINS BAXTER
[INSERT PICTURE]

Ms. Baxter, age 52, is the President of Baxter Associates, Inc., a management and financial consulting firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, a Fortune 500 printing company, Avondale Federal Savings Bank, a savings and loan company, and ASHTA Chemicals, Inc., a basic chemicals producer. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and a Member of the Board of Governors of Good Shepherd Hospital. She is also active in various professional and civic organizations, including the Financial Women's Association of New York. Ms. Baxter is a graduate of Mount Holyoke College.


HANS H. ESTIN
[INSERT PICTURE]

Mr. Estin, age 67, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Director of The Boston Company, Inc., a registered investment adviser which provides administrative and investment management services to mutual funds and other institutional investors, and Boston Safe Deposit and Trust Company; a Corporation Member of Massachusetts General Hospital; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.


JOHN A. HILL
[INSERT PICTURE]

Mr. Hill, age 54, is the Chairman and Managing Director of First
Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate
Director of the Office of Management and Budget and Deputy
Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, PetroCorp Incorporated, an exploration and production company, Enterra Corporation, an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


ELIZABETH T. KENNAN
[INSERT PICTURE]

Ms. Kennan, age 58, is President Emeritus and Professor of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast Utilities, the Kentucky Home Life Insurance Companies, and Talbots, a women's clothing retailer. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations, including the Committee on Economic Development and the Council on Foreign Relations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.


LAWRENCE J. LASSER*
[INSERT PICTURE]

Mr. Lasser, age 53, is the Vice President of your fund and the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and INROADS/Central New England, Inc., a job market internship program for minority high school and college students. He is a Member of the Board of Overseers of the Museum of Science, the Museum of Fine Arts and the Isabella Stewart Gardner Museum in Boston. He is also a Trustee of the Beth Israel Hospital and Buckingham, Browne and Nichols School. Mr. Lasser is a graduate of Antioch College and Harvard Business School.


ROBERT E. PATTERSON
[INSERT PICTURE]

Mr. Patterson, age 51, is the Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center and as a Director of Brandywine Trust Company.
Mr. Patterson is a graduate of Harvard College and Harvard Law
School.

DONALD S. PERKINS*
[INSERT PICTURE]

Mr. Perkins, age 69, is the retired Chairman of the Board of Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including American Telephone & Telegraph Company, AON Corp., an insurance company, Cummins Engine Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation providing financial staffing services, Illinova and Illinois Power Co., Inland Steel Industries, Inc., LaSalle Street Fund, Inc., a real estate investment trust, Springs Industries, Inc., a textile manufacturer, and Time Warner, Inc., the nation's largest media
conglomerate.   He previously served as a director of several
other major public corporations, including Corning Glass Works, Eastman Kodak Company and Firestone Tire & Rubber Company.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University and as a Trustee of the Hospital Research and Education Trust. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary Doctorate from Loyola University of Chicago.


WILLIAM F. POUNDS
[INSERT PICTURE]

Dr. Pounds, age 68, is the Vice Chairman of your fund and of the other Putnam funds. He has been a Professor of Management at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology since 1961 and served as Dean of that School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., M/A-COM, Inc., EG&G, Inc., Perseptive Biosystems, Inc., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Trustee of the Museum of Fine Arts in Boston; an Overseer of WGBH Educational Foundation, and a Fellow of The American Academy of Arts and Sciences. He previously served as a director of Fisher-Price, Inc., a major toy manufacturer and General Mills, Inc., a major manufacturer and distributor of food products. Dr. Pounds is a graduate of Carnegie Mellon University.

GEORGE PUTNAM*
[INSERT PICTURE]

Mr. Putnam, age 69, is the Chairman and President of your fund and of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a director of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., a mining and natural resources company, General Mills, Inc., a major manufacturer of food products, Houghton Mifflin Company, a major publishing company, and Rockefeller Group, Inc., a real estate manager. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation and the Museum of Fine Arts in Boston; an Overseer of Northeastern University; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.


GEORGE PUTNAM, III*
[INSERT PICTURE]

Mr. Putnam, age 44, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhodes.

Mr. Putnam currently also serves as a Director of The World Environment Center and the Massachusetts Audubon Society. He is also a Trustee of the Sea Education Association and St. Mark's School and an Overseer of the New England Medical Center. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.

ELI SHAPIRO
[INSERT PICTURE]

Dr. Shapiro, age 79, is the Alfred P. Sloan Professor of Management, Emeritus at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology, having served on the faculty of the Sloan School for eighteen years. He previously was also on the faculty of Harvard Business School, The University of Chicago School of Business and Brooklyn College. During his academic career, Dr. Shapiro authored numerous publications concerning finance and related topics. He previously served as the President and Chief Executive of the National Bureau of Economic Research and also provided economic and financial consulting services to various clients.

Dr. Shapiro currently serves as a Director of Nomura Dividend Income Fund, Inc., a privately held registered investment company managed by Putnam Management. He is also a past Director of many companies, including Reece Corporation, a sewing machine manufacturer, Commonwealth Mortgage, Dexter Corporation, a manufacturer of plastics and related products, Avis Corporation, a car rental company, Connecticut Bank and Trust Company, Connecticut National Gas Corporation, the Federal Home Loan Bank of Boston, where he served as Chairman from 1977 to 1989, Travelers' Corporation, an insurance company, and Norlin Corporation, a musical instrument manufacturer; and a past Trustee of Mount Holyoke College and the Putnam funds (from 1984 to 1989).

Dr. Shapiro is a Fellow of The American Academy of Arts and Sciences and is active in various professional and civic associations, including the American Economic Association, the American Finance Association and the Council on Foreign Relations. Dr. Shapiro is a graduate of Brooklyn College and Columbia University.


A.J.C. SMITH*
[INSERT PICTURE]

Mr. Smith, age 62, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy, The American Institute for Chartered Property Underwriters, and is a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries in Public Practice, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.


W. NICHOLAS THORNDIKE**
[INSERT PICTURE]

Mr. Thorndike, age 63, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher, and Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which managed mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


----------------------------

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of your fund, Putnam Management, and Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of your fund because of his service as a director of a certain publicly held company that include registered broker-dealer firms among its subsidiaries. Neither your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. The balance of the nominees are not "interested persons."

** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. Except for Dr. Shapiro and Mrs. Baxter, all the nominees were elected by the shareholders in September, 1992. Mrs. Baxter and Dr. Shapiro were elected by the other Trustees in January 1994 and April 1995, respectively. As indicated above, Dr. Shapiro also previously served as a Trustee of the Putnam funds from 1984 to 1989. The 13 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may recommend that the shareholders fix the number of Trustees at less than 13 for your fund.

WHAT ARE THE TRUSTEES' RESPONSIBILITIES?

Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

DO THE TRUSTEES HAVE A STAKE IN YOUR FUND?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 99 Putnam funds based on their own investment needs. The Trustees' aggregate
investments in the Putnam funds total over $     million.  The
table below lists each Trustee's current investments in the fund and in the Putnam funds as a group.

                                             SHARE OWNERSHIP BY TRUSTEES

                         YEAR FIRST                              NUMBER OF
                         ELECTED AS          NUMBER OF           SHARES OF
                         TRUSTEE OF          SHARES OF THE       ALL PUTNAM
                         THE PUTNAM          FUND OWNED          FUNDS OWNED
TRUSTEES                 FUNDS               AS OF 3/1/96*       AS OF 3/1/96**

------------------------------------------------------------------------------

Jameson Adkins Baxter    1994
Hans H. Estin            1972
John A. Hill             1985
Elizabeth T. Kennan      1992
Lawrence J. Lasser       1992
Robert E. Patterson      1984
Donald S. Perkins        1982
William F. Pounds        1971
George Putnam            1957
George Putnam, III       1984
Eli Shapiro              1995+
A.J.C. Smith             1986
W. Nicholas Thorndike    1992
-------------------------------------------------------------------------------

* Except as noted below, each Trustee has sole investment power and sole voting power with respect to his or her shares of the fund.

**   These holdings do not include shares of Putnam money market funds.

+ Dr. Shapiro previously served as a Trustee of the Putnam funds from 1984 to 1989.

As of March 1, 1996, the Trustees and officers of the fund owned a total of shares of the fund comprising less than 1% of its outstanding shares
 on that date.  With respect to     of these shares, which are held for their
individual accounts in the Putnam Investments, Inc. Profit Sharing Retirement Plan, certain Trustees who are "interested persons" of your fund and Putnam Management and certain officers of your fund each individually have sole investment power and shared voting power. With respect to the remainder of these shares, the Trustees and officers individually have sole investment power and sole voting power.

WHAT ARE SOME OF THE WAYS IN WHICH THE TRUSTEES REPRESENT
SHAREHOLDER INTERESTS?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

          by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;


          by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;


          by discussing with senior management of Putnam
          Management steps being taken to address any performance deficiencies;


          by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;


          by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders;


          by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.



HOW OFTEN DO THE TRUSTEES MEET?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication and Service Committee, which reviews the quality of services provided by your fund's investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Administration and Legal Affairs Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; and the Nominating Committee, which is responsible for selecting nominees for election as Trustees.

Each Trustee generally attends at least two formal committee meetings during such monthly meeting of the Trustees. During 1995, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

Your fund pays each Trustee a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The fees paid to each Trustee by your fund and by all of the Putnam funds are shown below:

COMPENSATION TABLE

                                                        Total
                                Aggregate        compensation
                             compensation            from all
Trustees                   from the fund*      Putnam funds**
--------------------------------------------------------------
Jameson A. Baxter           $1,043             $150,854
Hans H. Estin                 1,048             150,854
John A. Hill***               1,041             149,854
Elizabeth T. Kennan          1,043              148,854
Lawrence J. Lasser            1,043             150,854
Robert E. Patterson          1,058              152,854
Donald S. Perkins             1,044             150,854
William F. Pounds             1,041             149,854
George Putnam                 1,048             150,854
George Putnam, III            1,048             150,854
Eli Shapiro****                                     656    95,372
A.J.C. Smith                 1,036              149,854
W. Nicholas Thorndike        1,058              152,854


* Includes an annual retainer and an attendance fee for each meeting attended.

** Reflects total payments received from all Putnam funds in the most recent calendar year. As of December 31, 1995, there were 99 funds in the Putnam family.

*** Includes compensation deferred pursuant to a Trustee
    Compensation Deferral Plan. The total amount of deferred compensation payable to Mr. Hill by all Putnam funds as of November 30, 1995 was $47,586, including income earned on such amounts.

****     Elected as a Trustee in April 1995.

Your fund's Trustees have approved Retirement Guidelines for Trustees of the Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, unless otherwise determined by the Trustees, will be an annual cash benefit payable for life equal to one-half of the Trustee retainer fees paid by each fund at the time of retirement. Several retired Trustees are currently receiving benefits pursuant to the Guidelines and it is anticipated that the current Trustees will receive similar benefits upon their retirement. A Trustee who retired in calendar 1995 and was eligible to receive benefits under these Guidelines would have received an annual benefit of $66,749, based upon the aggregate retainer fees paid by the Putnam funds for such year. The Trustees reserve the right to amend or terminate such Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

For additional information about your fund, including further information about its Trustees and officers, please see "Further information about your fund," on page .

PUTNAM INVESTMENTS

Putnam Investment Management, Inc. and its affiliates, Putnam Mutual Funds, the principal underwriter for shares of your fund and Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc., and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting, and investment management businesses.

2.  SELECTION OF INDEPENDENT AUDITORS

Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts, independent accountants, has been selected by the Trustees as auditors of your fund for the current fiscal year. Among the country's preeminent accounting firms, this firm also serves as the auditor for approximately half of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

3. APPROVAL OF A NEW MANAGEMENT CONTRACT

The Trustees of your fund recommend that shareholders approve a new management contract with Putnam Management, which provides for an increase in the management fees payable by the fund to Putnam Management. The proposed contract, which is attached as Exhibit A, is identical in all substantive respects to the existing contract, except as noted below. Further information about both the current and proposed management contract, the termination and renewal procedures, the services provided by Putnam Management and its affiliates, and information concerning brokerage and related matters can be found under "Additional information relating to Management Contract approval" on page .

WHAT DO MANAGEMENT FEES PAY FOR?

Management fees pay Putnam Management for the services it provides in conducting the day-to-day operations of the fund. These include providing the personnel, equipment, and office facilities necessary for the management of the fund's investment portfolio, determining the fund's daily net asset value, maintaining the accounts and records of the fund, preparation of reports to shareholders, compliance with regulatory requirements, and general administration of the fund's affairs.

WHY DID PUTNAM MANAGEMENT RECOMMEND A NEW MANAGEMENT FEE SCHEDULE TO
THE TRUSTEES?

In recent years, Putnam Management has noted a general increase in the complexity of the investment process and in the competition for talented investment personnel. Putnam Management recommended the new management fee schedule to help ensure that Putnam Management receives fees for its services that are competitive with fees paid to high-quality investment managers by other mutual funds. Putnam Management believes that maintaining competitive management fees will, over the longer term, enable it to continue to provide high-quality management services to your fund and to the other funds in the Putnam group. Putnam Management also notes that your fund's current management fee schedule has not been increased since 1982.

HOW DID YOUR FUND'S TRUSTEES ARRIVE AT THE PROPOSED MANAGEMENT FEE?

Several years ago, the Trustees undertook a comprehensive review of the management fees paid by the Putnam funds. This review was conducted largely through the Contract Committee of the Trustees, which consists solely of independent Trustees who have no financial interest in Putnam Management. As a result of this review, the Trustees and Putnam Management reached agreement on a system of model fee schedules for the various types of funds in the Putnam group. These model fee schedules have now been implemented for most of the Putnam funds. The proposed new fee schedule for the fund is identical to that which has been implemented for many other Putnam funds.

The Trustees and Putnam Management also reached a general understanding that these model fee schedules should be implemented for a particular fund only following consideration of the fund's comparative investment performance and expense levels. After reviewing comparative data on competitive funds and noting, among other things, the fund's strong relative performance, the Trustees concluded that it would be appropriate to implement a model fee schedule for Putnam Equity Income Fund at this time. The Trustees have indicated that they will continue to look closely at the fund's comparative performance and expense levels in their future annual reviews of the fund's management contract.

WHAT FACTORS DID THE TRUSTEES CONSIDER?

The Trustees placed primary emphasis upon the nature and quality of the services being provided by Putnam Management, including the relative complexity of managing the fund, and a comparison of recent investment performance, management fees, and other expenses paid by the fund with those of similar funds managed by other investment advisers.

The Trustees also considered, among other things, information provided by Putnam Management regarding the profitability of its current and proposed management fee arrangements with the fund (without regard to costs incurred by Putnam Management and its affiliates in connection with the marketing of shares) as well as the benefits to Putnam Management and its affiliates resulting from the fact that affiliates of Putnam Management currently serve as shareholder servicing agent, distributor, and custodian for each of the Putnam funds pursuant to separate contractual arrangements. Following consideration of these and the other factors described above, the Trustees of your fund, including all of the independent Trustees, unanimously approved the proposed new contract.

HOW HAS PUTNAM EQUITY INCOME FUND PERFORMED?

As part of any decision regarding management fees, shareholders may wish to consider how the fund has performed. The chart that follows shows how $10,000 invested in Putnam Equity Income Fund class A shares (with dividends reinvested) would have grown to $28,357 over a ten-year period.

GROWTH OF A $10,000 INVESTMENT
(INSERT MOUNTAIN GRAPH HERE)

PLOT POINTS:  11/30/85            10,000
             11/30/86             11,773
             11/30/87              9,968
             11/30/88             12,781
             11/30/89             15,050
             11/30/90             13,461
             11/30/91             16,036
             11/30/92             17,906
             11/30/93             20,960
             11/30/94             21,294
             11/30/95             28,357

ANNUALIZED TOTAL RETURN AS OF 11/30/95

CLASS A SHARES

10 years                                                             10.99%
5 years                                                              16.07%
3 years                                                              16.56%
1 year                                                               33.17%

CLASS M SHARES

Life (since 12/2/94)                                                 32.89%


CLASS B SHARES      ANNUALIZED RETURN IF      ANNUALIZED RETURN
                    YOU DID NOT REDEEM        IF YOU DID REDEEM

1 year                   32.30%                    27.30%
Life (since 9/13/93)     13.88%                    12.71%

Performance assumes reinvestment of distributions at net asset value, represents past results, and does not account for taxes or for payments under the fund's class A distribution plan before its inception in 1990. Performance data for periods before March 11, 1991 do not reflect operation under the fund's current investment objective and policies. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The average total annual return for class A shares for the one-, three-, five- and ten-year periods ended November 30, 1995 was 25.49%, 14.29%, 14.71% and 10.33%, respectively, adjusted to reflect the deduction of the maximum sales charge of 5.75%. Class B share performance shown above reflects the maximum contingent deferred sales charge of 5% for 1 year and 4% for life of class if shares were redeemed on November 30, 1995. The average total annual return for class M shares from inception on December 2, 1994 through November 30, 1995 was 28.18%, adjusted to reflect the deduction of the maximum sales charge of 3.50%.

HOW HAS PUTNAM EQUITY INCOME FUND PERFORMED IN COMPARISON TO SIMILAR
FUNDS?

Another way of evaluating the performance of your fund is to compare it to other equity income funds. In reviewing the fund's relative performance, your Trustees and Putnam Management compare it to other funds with similar investment objectives and strategies. When evaluated in that group, the total return of the class A shares of the fund ranked in the top 11% of 127 such funds for the twelve months ended November 30, 1995, in the top 6% of 69 such funds for the three years ended November 30, 1995 and in the top 36% of 56 such funds for the five years ended November 30, 1995. This means that for all three periods the fund's class A total return was at least in the top half of this group.

WHAT IS THE EFFECT OF THE NEW MANAGEMENT FEE SCHEDULE?

Under the new management contract, the annual management fee paid by your fund to Putnam Management would be increased as follows:

Existing Fee                        Proposed Fee

FIRST $100 MILLION      0.75%       FIRST $500 MILLION     0.65%
NEXT $100 MILLION       0.65%       NEXT $500 MILLION      0.55%
NEXT $300 MILLION       0.55%       NEXT $500 MILLION      0.50%
NEXT $1 BILLION         0.50%       NEXT $5 BILLION        0.45%
NEXT $1 BILLION         0.45%       NEXT $5 BILLION        0.425%
OVER $2.5 BILLION       0.40%       NEXT $5 BILLION        0.405%
                                    NEXT $5 BILLION        0.39%
                                    THEREAFTER             0.38%

Based on net assets of the fund at January 31, 1996 of $525,722,692, the effective annual management fee rate under the proposed fee schedule would be 0.645% as compared to 0.605% under the existing schedule. This represents an increase of $0.04 in annual expenses for each $100 invested in the fund. The new management fee schedule, like the old, provides for lower management fee rates as the fund's assets increase.

For its fiscal year ended November 30, 1995, the fund paid management fees to Putnam Management of $2,488,268. If the proposed new management contract had been in effect for the year, the fund would have paid fees of $2,586,134, which is an increase of 3.9%.

ARE THERE ANY OTHER PROPOSED CHANGES?

The only other substantive changes in the new management contract relate to the payment by the fund of the compensation and related expenses of certain officers of the fund.

The existing contract requires the fund to reimburse Putnam Management for the compensation and related expenses of the fund's Vice Chairman and such other officers of the fund and their assistants as the Trustees of the fund may determine. Since January 1, 1992, the administrative duties previously performed by the office of Vice Chairman have been divided among various other officers of the fund. As a result, the new contract provides for the payment by the fund of the compensation and related expenses of such officers of the fund and their assistants as the Trustees may determine.

WHAT PERCENTAGE OF SHAREHOLDERS' VOTES ARE REQUIRED TO PASS THE
PROPOSAL?

Approval of the new management contract will require the "yes" vote of a "majority of the outstanding voting securities" of the fund, as provided in the Investment Company Act of 1940. For this purpose, this means the "yes" vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy. If the shareholders do not approve the new contract, the existing management contract will continue in effect.

THE TRUSTEES BELIEVE THAT THE PROPOSED NEW MANAGEMENT FEE IS FAIR
AND REASONABLE AND IN THE BEST INTERESTS OF THE SHAREHOLDERS OF THE FUND. ACCORDINGLY, THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE
FOR APPROVAL OF THE PROPOSED NEW CONTRACT.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

QUORUM AND METHODS OF TABULATION. Thirty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

SIMULTANEOUS MEETINGS. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies in person or by telephone. Your fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Your fund has retained at its expense D. F. King & Co., Inc., 77 Water Street, New York, New York 10005, to aid in the solicitation instructions for registered and nominee accounts, for a fee not to exceed $ , plus reasonable out-of-pocket expenses for mailing and phone costs.

REVOCATION OF PROXIES. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of your fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. Your fund's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and your fund does not currently intend to hold such a meeting in 1997. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by your fund within a reasonable period of time prior to any such meeting.

ADJOURNMENT. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

FINANCIAL INFORMATION. YOUR FUND WILL FURNISH, WITHOUT CHARGE, TO YOU UPON REQUEST A COPY OF THE FUND'S ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR, AND A COPY OF ITS SEMIANNUAL REPORT FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUESTS MAY BE DIRECTED TO PUTNAM INVESTOR SERVICES, P.O. BOX 41203, PROVIDENCE, RI 02940-1203 OR 1-800-225-1581.

FURTHER INFORMATION ABOUT YOUR FUND

LIMITATION OF TRUSTEE LIABILITY. The Agreement and Declaration of Trust of your fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

AUDIT AND NOMINATING COMMITTEES. The voting members of the Audit Committee of your fund include only Trustees who are not "interested persons" of the fund or by reason of any affiliation with Putnam Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins (without vote), Putnam, III (without vote), Shapiro, Smith (without vote), and Mrs. Kennan. The Nominating Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Nominating Committee currently consists of Dr. Pounds and Mrs. Kennan (Co-chairpersons), Mrs. Baxter, and Messrs. Estin, Hill, Patterson, Shapiro, and Thorndike.

OFFICERS AND OTHER INFORMATION.  In addition to George Putnam and
Lawrence J. Lasser, the officers of your fund are as follows:


                                                     Year first
                                                     elected to
Name (age)                Office                     office
-----------------------------------------------------------------
Charles E. Porter (57)    Executive Vice President   1992
Patricia C. Flaherty (49) Senior Vice President      1993
John D. Hughes (61)       Senior Vice President
                            & Treasurer              1992
Gordon H. Silver (48)     Vice President             1992
Peter Carman (54)         Vice President             1994
Brett C. Browchuk (33)    Vice President             1994
Thomas V. Reilly (49)     Vice President             1992
Edward P. Bousa* (37)     Vice President             1993
Rosemary H. Thomsen* (35) Vice President             1995
Kenneth J. Taubes* (36)   Vice President             1995
William N. Shiebler** (54) Vice President            1992
John R. Verani (56)       Vice President             1992
Paul M. O'Neil (42)       Vice President             1992
Beverly Marcus (51)       Clerk                      1992
-----------------------------------------------------------------
*  One of the fund's portfolio managers
** President of Putnam Mutual Funds

All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Management and Putnam Mutual Funds, Messrs. Putnam, George Putnam, III, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, distribution fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund.

ADDITIONAL INFORMATION RELATING TO MANAGEMENT CONTRACT APPROVAL

FURTHER INFORMATION ABOUT PUTNAM INVESTMENT MANAGEMENT, INC. AND ITS PROPOSED MANAGEMENT CONTRACT. Putnam Management and its affiliates, Putnam Mutual Funds, the principal underwriter for shares of your fund, and Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc., and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting and investment management businesses.

The directors of Putnam Management are George Putnam, Lawrence J. Lasser, and Gordon H. Silver. Mr. Lasser is the principal executive officer of Putnam Management. The principal occupations of Messrs. Putnam, Lasser, and Silver are as officers and directors of Putnam Management and certain of its corporate affiliates. The address of Putnam Management and the business address of the directors and officers of Putnam Management is One Post Office Square, Boston, Massachusetts 02109.

In addition to the services it provides to your fund, Putnam Management acts as investment adviser or subadviser of other publicly owned investment companies having differing investment objectives. For the names of such funds having investment objectives similar to those of your fund and the current rates of Putnam Management's annual fees as adviser or subadviser of such funds, see Exhibit B in this Proxy Statement.

Putnam Management is also affiliated with The Putnam Advisory Company, Inc., which together with its subsidiaries furnishes investment advice to domestic and foreign institutional clients and mutual funds. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. The advisory fees charged by such firms to their institutional clients are generally at lower rates than those charged to the Putnam funds. The services performed and responsibilities assumed by these firms for such clients are, however, not as extensive as those performed or assumed by Putnam Management for the Putnam funds.

Some officers and directors of Putnam Management, including some who are officers of your fund, serve as officers or directors of some of these affiliates. Putnam Management may also enter into other businesses.

THE MANAGEMENT CONTRACT. Putnam Management serves as investment manager of your fund pursuant to a Management Contract. The management fee payable under the Contract is described above in Proposal 3. The fees paid to Putnam Management in the most recent fiscal year are shown below.

Under the Contract, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for your fund and makes investment decisions on behalf of your fund. Subject to the control of the Trustees, Putnam Management manages, supervises, and conducts the other affairs and business of your fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of your fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of your fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain brokerage and research services of value to Putnam Management and its affiliates in advising your fund and other clients. In so doing, Putnam Management may cause your fund to pay greater brokerage commissions than it might otherwise pay.

Your fund also pays, or reimburses Putnam Management for, the compensation and related expenses of certain officers of your fund and their assistants. Currently, your fund reimburses Putnam Management for a portion of the compensation and related expenses of certain officers of your fund who provide certain administrative services to your fund and the other Putnam funds, each of which bears an allocated share of the costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees, and the amount paid in the most recent fiscal year is set forth below. Putnam Management pays all other salaries of officers of your fund. Your fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing agent, and shareholder reporting expenses.

The Contract provides that Putnam Management shall not be subject to any liability to your fund or to any shareholder of your fund for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Contract may be terminated without penalty upon 30 days' written notice by Putnam Management, by the Trustees, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the fund (as defined in the Investment Company Act of 1940). It may be amended only by an affirmative vote of the holders of a majority of the outstanding voting securities of your fund and by a majority of the Trustees who are not "interested persons" of your fund or Putnam Management.

The Contract will terminate automatically if it is assigned, or unless its continuance is approved at least annually by either the Trustees or shareholders of the fund and in either case by a majority of the Trustees who are not "interested persons" of Putnam Management or your fund.

PAYMENTS TO AFFILIATES OF PUTNAM MANAGEMENT. Putnam Mutual Funds is the principal underwriter of shares of your fund and of the other continuously offered Putnam funds. Putnam Fiduciary Trust Company is your fund's investor servicing agent and custodian. The amount of sales charges retained by Putnam Mutual Funds and the investor servicing fees and custodian fees paid to Putnam Fiduciary Trust Company in your fund's most recent fiscal year are set forth below.

Under its class A Distribution Plan, your fund may make payments to Putnam Mutual Funds at the annual rate of up to 0.35% of the average net assets of the fund attributable to class A shares. At present, payments under the Plan are limited to the annual rate of 0.25% of average net assets. Under its class B and class M Distribution Plans, your fund compensates Putnam Mutual Funds at the annual rate of up to 1.00% of average net assets attributable to class B shares and class M shares, as the case may be, although for class M shares, a limit of 0.75% of average net assets is currently in effect.

Payments under the plans compensate Putnam Mutual Funds for services provided and expenses incurred by it in promoting the sale of shares of your fund, reducing redemptions or maintaining or improving services provided to shareholders by Putnam Mutual Funds or by dealers. The fees paid to Putnam Mutual Funds under the plans in your fund's most recent fiscal year are set forth in "Further information about your fund." A substantial portion of payments made to Putnam Mutual Funds under these plans is used to pay or reimburse Putnam Mutual Funds for payment of service fees paid to investment dealers for their ongoing services to shareholders.

ASSETS AND SHARES OUTSTANDING OF YOUR FUND
AS OF MARCH 15, 1996

Net assets                                                 $


Class A shares outstanding
and authorized to vote                                shares

Class B shares outstanding
and authorized to vote                                shares

Class M shares outstanding
and authorized to vote                                shares

Persons beneficially owning more than 5% of the fund's class A shares

Persons beneficially owning more than 5% of the fund's class B shares

Persons beneficially owning more than 5% of the fund's class M shares

For the Fiscal Year Ended November 30, 1995

MANAGEMENT CONTRACT
--------------------------------------------------------------
    The management contract dated
    May 2, 1986, was approved by the
    shareholders on May 1, 1986
    and was last approved by
    the Trustees on January 4, 1996.

    Management fee
    paid to Putnam Management                     $2,488,268

     Reimbursement paid by your fund to Putnam
    Management for compensation and related expenses
    including employee benefit plan contributions
    for your fund's Executive Vice President
    (Charles E. Porter), Senior Vice President
    (Patricia C. Flaherty), Clerk (Beverly Marcus),
    and their assistants                              $9,508

PAYMENTS TO AFFILIATES
--------------------------------------------------------------

    Sales charges on sales of class A shares
    retained by Putnam Mutual Funds
    after payments to selling broker-dealers        $145,866

    Sales charges on sales of class M shares
    retained by Putnam Mutual Funds
    after payments to selling broker-dealers         $14,424

    Deferred sales charges on class A share
    redemptions retained by Putnam Mutual Funds         $638

    Deferred sales charges on class B share
    redemptions retained by Putnam Mutual Funds      $91,028

    Payments under Class A Distribution Plan
    to Putnam Mutual Funds                          $858,831

    Payments under Class B Distribution
    Plan to Putnam Mutual Funds                     $511,456

    Payments under Class M Distribution Plan
    to Putnam Mutual Funds                           $25,091

    Investor servicing and custodian fees
    paid to Putnam Fiduciary Trust Company
    (before application of credits, if any)
                                                    $735,690

EXHIBIT A

This exhibit provides the management contract and the proposed additions and deletions. The existing additions are indicated by the ((BOLDFACE)) and deletions are indicated by //italics//.

//PUTNAM OPTION INCOME TRUST//
((PUTNAM EQUITY INCOME FUND))

MANAGEMENT CONTRACT

Management Contract dated as of //May 2, 1986// ((JULY , 1996)) between PUTNAM //OPTION INCOME TRUST// ((EQUITY INCOME FUND)), a
Massachusetts business trust (the "Fund"), and //THE PUTNAM
MANAGEMENT COMPANY, INC.// ((PUTNAM INVESTMENT MANAGEMENT, INC.)), a //Delaware// ((MASSACHUSETTS)) corporation (the "Manager").

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.  SERVICES TO BE RENDERED BY MANAGER TO FUND.

(a) The Manager, at its expense, will furnish continuously an investment program for the Fund, will determine what //securities// ((INVESTMENTS)) shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested and shall, on behalf of the Fund, make changes in the Fund's investments. Subject always to the control of the Trustees of the Fund and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-laws of the Fund and its stated investment objectives, policies and restrictions, and will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine, and shall exercise the same care and diligence expected of the Trustees.

(b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the Fund's net asset value, but excluding shareholder accounting services. Except as otherwise provided in
Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

(c) The Manager, at its expense, shall place all orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees ((OF THE FUND)) may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund's account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

//(d) The Fund will pay or reimburse the Manager for (i) the compensation of the Vice Chairman and Treasurer of the Fund and of persons assisting him in these offices, as determined from time to time by the Trustees of the Fund, (ii) the compensation in whole or in part of such other officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund, and (iii) the cost of suitable office space, utilities, support services and equipment of the Vice Chairman and Treasurer and persons assisting him and, as determined from time to time by the Trustees of the Fund, all or a part of such costs attributable to the other officers and persons assisting them whose compensation is paid in whole or in part by the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.//

(((D) THE FUND WILL PAY OR REIMBURSE THE MANAGER FOR THE COMPENSATION IN WHOLE OR IN PART OF SUCH OFFICERS OF THE FUND AND PERSONS ASSISTING THEM AS MAY BE DETERMINED FROM TIME TO TIME BY THE TRUSTEES OF THE FUND. THE FUND WILL ALSO PAY OR REIMBURSE THE MANAGER FOR ALL OR PART OF THE COST OF SUITABLE OFFICE SPACE, UTILITIES, SUPPORT SERVICES AND EQUIPMENT ATTRIBUTABLE TO SUCH OFFICERS AND PERSONS, AS MAY BE DETERMINED IN EACH CASE BY THE TRUSTEES OF THE FUND. THE FUND WILL PAY THE FEES, IF ANY, OF THE TRUSTEES OF THE FUND.))

(e) The Manager shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this
Section 1 other than as provided in Section 3.

2.  OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and //persons// ((ANY PERSON)) controlled by or under common control with the Manager have and may have advisory, management((,)) service or other contracts with other organizations and persons, and may have other interests and //businesses// ((BUSINESS)).

3.  COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager's services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b), (c) and (e) of
Section 1, a fee, computed and paid quarterly at the //following// annual //rates// ((RATE OF)):

//(a) 0.75% of the first $100 million of the average net asset value of the Fund;

(b) 0.65% of the next $100 million of such average net asset value;

(c) 0.55% of the next $300 million of such average net asset value;

(d) 0.5% of the next $1 billion of such average net asset value;

(e) 0.45% of the next $1 billion of such average net asset value;
    and

(f) 0.4% of any amount over $2.5 billion of such average net asset value.//


(((A) 0.65% OF THE FIRST $500 MILLION OF THE AVERAGE NET ASSET
      VALUE OF THE FUND;

(B) 0.55% OF THE NEXT $500 MILLION OF SUCH AVERAGE NET ASSET
    VALUE;

(C) 0.50% OF THE NEXT $500 MILLION OF SUCH AVERAGE NET ASSET
    VALUE;

(D) 0.45% OF THE NEXT $5 BILLION OF SUCH AVERAGE NET ASSET VALUE;

(E) 0.425% OF THE NEXT $5 BILLION OF SUCH AVERAGE NET ASSET
    VALUE;

(F) 0.405% OF THE NEXT $5 BILLION OF SUCH AVERAGE NET ASSET
    VALUE;

(G)   0.39% OF THE NEXT $5 BILLION OF SUCH AVERAGE NET ASSET VALUE;
      AND

(H)   0.38% OF ANY AMOUNT THEREAFTER.))

Such average net asset value shall be determined by taking an average of all of the determinations of such net asset value during such quarter at the close of business on each business day during such quarter while this Contract is in effect. Such fee shall be payable for each fiscal quarter within 30 days after the close of such quarter.

The fees payable by the Fund to the Manager pursuant to this Section 3 shall be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of excess by a reduction or refund thereof.

If the Manager shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.

4.  ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF
    THIS CONTRACT.

This //contract// ((CONTRACT)) shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager.

5.  EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This //contract// ((CONTRACT)) shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section
4) until terminated as follows:

(a) Either party hereto may at any time terminate this Contract by not more than sixty days' nor less than thirty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b) If (i) the Trustees of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on //January 31, 1988 or// ((THE SECOND ANNIVERSARY OF ITS EXECUTION, OR UPON)) the expiration of one year from the effective date of the last such continuance, whichever is later.

Action by the Fund under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of this Contract pursuant to this Section 5 //shall//
((WILL)) be without the payment of any penalty.

6.  CERTAIN DEFINITIONS.

For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares of the Fund" means the affirmative vote, at a duly called and held meeting of shareholders of the Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in //persons// ((PERSON)) or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940 and the Rules and Regulations thereunder (((THE "1940 ACT"))), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the //Investment Company Act of// 1940 ((ACT,)) and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

7.  NONLIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

8.  TERMINATION OF PRIOR CONTRACT.

This Contract shall become effective as of its date, and supersedes the Management Contract dated //May 1, 1984// ((MAY 2, 1986)).

9.  LIMITATION OF LIABILITY OF THE TRUSTEES((, OFFICERS,)) AND
    SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of //the// ((STATE OF THE)) Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of ((OR ARISING OUT OF)) this instrument are not binding upon any of the Trustees((, OFFICERS)) or shareholders//,// individually but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, PUTNAM //OPTION INCOME TRUST// ((EQUITY INCOME
FUND)) and //THE PUTNAM MANAGEMENT COMPANY, INC.// ((PUTNAM
INVESTMENT MANAGEMENT, INC.)) have each caused this instrument to be signed in duplicate on its behalf by its President or a Vice
President thereunto duly authorized, all as of the day and year first above written.

//PUTNAM OPTION INCOME TRUST//
((PUTNAM EQUITY INCOME FUND))


By: --------------------------



//THE PUTNAM MANAGEMENT COMPANY, INC.//
((PUTNAM INVESTMENT MANAGEMENT, INC.))


By: --------------------------

EXHIBIT B

MANAGEMENT FEE RATE               NAME OF FUND
(BASED ON AVERAGE NET ASSETS)     (NET ASSETS AS OF MARCH 15, 1996)

0.65% of the first $500 million       Putnam Balanced Retirement
of average net assets, 0.55% of       Fund ($             )
the next $500 million, 0.50%
of the next $500 million, 0.45%
of any excess over $1.5 billion


0.65% of the first $500 million   Putnam Convertible Income-Growth
of average net assets, 0.55%          Trust ($              )
of the next $500 million, 0.50%
of the next $500 million, and
0.45% of any excess over $1.5
billion

0.60% of the first $100 million   The George Putnam Fund of Boston
of average net assets, 0.50% of   ($                )
the next $100 million, 0.40% of
the next $300 million, 0.325% of
the next $500 million, and 0.30%
of any excess over $1.0 billion

Proposed to be changed to 0.65%
of the first $500 million of
average net assets, 0.55% of the
next $500 million, 0.50% of the
next $500 million, 0.45% of the
next $5 billion, 0.425% of the
next $5 billion, 0.405% of the
next $5 billion, 0.39% of the
next $5 billion, and 0.38%
thereafter

0.65% of the first $500 million   The Putnam Fund for Growth
of average net assets, 0.55%          and Income ($            )
of the next $500 million, 0.50%
of the next $500 million, 0.45%   Putnam Growth and Income Fund II
of the next $5 billion, 0.425%    ($           )
of the next $5 billion, 0.405%
of the next $5 billion, 0.39%     Putnam Investment Funds:
of the next $5 billion, and             Putnam Balanced Fund
0.38% thereafter                    ($            )

PUTNAMINVESTMENTS
THE PUTNAM FUNDS

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581
PUTNAMINVESTMENTS

THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

Please fold at perforation before detaching
--------------------------------------------------------------------

Proxy for a meeting of shareholders, July 11, 1996, for PUTNAM
EQUITY INCOME FUND.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Equity Income Fund on July 11, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

      PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

--------------------------------------------------------------------
Shareholder sign here       Date

--------------------------------------------------------------------
Co-owner sign here          Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
--------------------------------------------------------------------

City      State           Zip
--------------------------------------------------------------------

Telephone
--------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
--------------------------------------------------------------------
 Please fold at perforation before detaching

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU
TELL US.  IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR
ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSALS 2 AND
3. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE PROPOSALS LISTED BELOW:

Please mark your choices / X / in blue or black ink.

1.  Proposal to elect Trustees
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, E.T. Kennan, L.J. Lasser, R.E. Patterson, D.S. Perkins,
    W.F. Pounds, G. Putnam, G. Putnam, III, E. Shapiro, A.J.C.
    Smith, W.N. Thorndike.

/  /  FOR electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW.)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    -------------------------------------------------------------

/  /  WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY           FOR      AGAINST    ABSTAIN
    THE SELECTION OF             /  /     /  /     /  /
    COOPERS & LYBRAND
    L.L.P. AS AUDITORS.

3.  PROPOSAL TO APPROVE          /  /     /  /     /  /
    A NEW MANAGEMENT
    CONTRACT INCREASING
    THE FEES PAYABLE TO
    PUTNAM INVESTMENT
    MANAGEMENT, INC.

NOTE: If you have questions on any of the proposals, please call
    1-800-225-1581.